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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): NOVEMBER 16, 2004

                                PERCEPTRON, INC.
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               (Exact Name of Registrant as Specified in Charter)

MICHIGAN                            0-20206                  38-2381442
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(State or Other Jurisdiction        (Commission              (IRS Employer
     of Incorporation)               File Number)            Identification No.)

47827 Halyard Drive, Plymouth, MI                            48170-2461
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(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code (734) 414-6100

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 OTHER EVENTS

         On November 16, 2004, Perceptron, Inc. (the "Company") issued a press release announcing the appointment of Peter J. Chatel as Senior Vice President for New Market Development, effective November 22, 2004. Attached hereto and incorporated by reference as Exhibit 99.1 is the press release relating to such announcement.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

C.       Exhibits.

         Exhibit No.       Description

         99.1 Press Release dated November 16, 2004 announcing the appointment of Peter J. Chatel as Senior Vice President for New Market Development effective November 22, 2004.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PERCEPTRON, INC.
                                            (Registrant)

Date:  November 16, 2004                     /s/ John J. Garber
                                             ----------------------------------
                                             By: John J. Garber
                                             Title: Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number                     Description

99.1 Press Release dated November 16, 2004 announcing the appointment of Peter J. Chatel as Senior Vice President for New Market Development effective November 22, 2004.